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                                                      OTHER EXHIBITS - EXHIBIT 6

                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference made to our firm under the caption "Independent Auditors" and to the use of our report dated March 1, 2000, with respect to the financial statements of American General Life Insurance Company included in this Post-Effective Amendment No. 1 to the Registration Statement (Form S-6, No. 333-89897) of American General Life Insurance Company Separate Account VL-R.



                                    /s/ ERNST & YOUNG LLP
                                    ---------------------



Houston, Texas
April 25, 2000